Exhibit 32.1

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of (18 U.S.C. 1350), the undersigned officer of Global Beverages, Inc., a Nevada corporation (the "Company"), does hereby certify, to the best of such officer's knowledge and belief, that:

 (1)           The Annual Report on Form 10-K for the fiscal year ended June 30, 2008 (the "Form 10-K") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2)           he information contained in the Form 10-K fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Date: April 8, 2010
/s/ Ian Long
Chief Executive Officer